EXCHANGE TRADED CONCEPTS TRUST

ROBO-STOXTM Global Robotics and Automation Index ETF
(the “Fund”)

Supplement dated November 13, 2013, to the currently effective
Summary Prospectus, Statutory Prospectus and Statement of Additional Information

The Fund has changed its website address to www.robostoxetfs.com.  Therefore, effective immediately, the following changes apply to the Summary Prospectus, Statutory Prospectus and Statement of Additional Information.

Summary Prospectus

•	On the cover page, the reference to the http://robostox.com/invest.aspx website address is deleted and replaced with http://www.robostoxetfs.com.

Statutory Prospectus

•	Under the headings “Additional Information - Premium/Discount Information,” the reference to the www.RoboStox.com website address is deleted and replaced with www.robostoxetfs.com.

•	On the back cover page, the website address listed under the heading “How To Obtain More Information About the Fund” is deleted and replaced with www.robostoxetfs.com.

Statement of Additional Information

•	On the cover page, the reference to the www.robostox.com website address is deleted and replaced with www.robostoxetfs.com.

•
Under the headings “Proxy Voting Policies” and “Portfolio Holdings Disclosure Policies and Procedures,” the references to the www.robostox.com website address are deleted and replaced with www.robostoxetfs.com.

The website listed in the Fund’s Statutory Prospectus and Statement of Additional Information regarding more information about the Fund’s Index - the ROBO-STOXTM Global Robotics and Automation Index - has not changed.  Additional Information about the Fund’s Index may continue to be found on the Index Provider’s website at www.RoboStox.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ROB-SK-001-0100